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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): September 1, 2006

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-130694                  13-3939229
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

       1585 BROADWAY
     NEW YORK, NEW YORK                                             10036
   (Address of Principal                                          (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
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          (Former name or former address, if changed since last report)

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     Item 2.01    Completion of Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Loans

     Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage
Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration
Statements on Form S-3 (Registration File No. 333-130694) (as amended, the
"Registration Statement"). Pursuant to the Registration Statement, IXIS Real
Estate Capital Trust 2006-HE3 (the "Trust") issued approximately $997,727,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series
2006-HE3 (the "Certificates"), on September 29, 2006. This Current Report on
Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 2006, among Morgan Stanley ABS Capital I Inc., as depositor,
Wells Fargo Bank, National Association, as master servicer, backup servicer and securities administrator, Saxon Mortgage Services Inc., as servicer, Master
Financial, Inc., as servicer, IXIS Real Estate Capital Inc. (f/k/a CDC Mortgage
Capital Inc.), as unaffiliated seller, and Deutsche Bank National Trust Company, as trustee and custodian. The Certificates consist of fourteen classes of senior
Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class
M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class
B-3, Class B-4 and Class B-5 Certificates (collectively, the "Offered
Certificates") and three classes of subordinated Certificates (the "Class X
Certificates", the "Class P Certificates" and the "Class R Certificates"). Only
the Offered Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the
Trust.

     The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the
Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

     Interest distributions on the Class A-1, Class A-2, Class A-3, Class A-4,
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1,
Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are based on the
Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A-1, Class A-2, Class A-3, Class
A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are adjustable.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class
M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4
and Class B-5 Certificates have an original Certificate Principal Balance of
$406,130,000, $128,340,000, $170,095,000, $109,845,000, $42,620,000,
$30,810,000, $18,999,000, $16,432,000, $16,945,000, $14,891,000, $14,378,000,
$12,837,000, $7,189,000, $8,216,000 and $10,270,000, respectively.

                                       2

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated August 18, 2006 and the Prospectus Supplement dated September 26, 2006, filed pursuant to Rule 424(b) (5) of the Act on
September 22, 2006.

     Item 9.01.   Financial Statements and Exhibits.
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(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

1.1  Underwriting Agreement, dated September 26, 2006, between Morgan Stanley
     ABS Capital I Inc., as depositor, and Morgan Stanley & Co. Incorporated, as initial purchaser.

1.2  Underwriter Indemnification Agreement, dated as of September 26, 2006, among Morgan Stanley ABS Capital I Inc., as depositor, Morgan Stanley & Co.
     Incorporated, as initial purchaser, and IXIS Real Estate Capital Inc., as unaffiliated seller.

4.1  Pooling and Servicing Agreement, dated as of September 1, 2006, among
     Morgan Stanley ABS Capital I Inc., as depositor, Wells Fargo Bank, National
     Association, as master servicer, backup servicer and securities administrator, Saxon Mortgage Services Inc., as servicer, Master Financial,
     Inc., as servicer, IXIS Real Estate Capital Inc. (f/k/a CDC Mortgage
     Capital Inc.), as unaffiliated seller, and Deutsche Bank National Trust
     Company, as trustee and custodian.

8.1  Opinion of Dewey Ballantine LLP, special tax counsel to the depositor, regarding certain tax matters.

                                       3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORGAN STANLEY ABS CAPITAL I INC.
                                  As Depositor and on behalf of IXIS Real Estate
                                  Capital Trust 2006- HE3
                                  Registrant

                              By: /s/ Gail McDonnell
                                  --------------------------------------------
                                  Name:  Gail McDonnell
                                  Title: Vice President

Dated:  October 16, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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1.1            Underwriting Agreement, dated September 26, 2006, between Morgan
               Stanley ABS Capital I Inc., as depositor, and Morgan Stanley &
               Co. Incorporated, as initial purchaser.

1.2            Underwriter Indemnification Agreement, dated as of September 26,
               2006, among Morgan Stanley ABS Capital I Inc., as depositor,
               Morgan Stanley & Co. Incorporated, as initial purchaser, and IXIS
               Real Estate Capital Inc., as unaffiliated seller.

4.1            Pooling and Servicing Agreement, dated as of September 1, 2006, among Morgan Stanley ABS Capital I Inc., as depositor, Wells
               Fargo Bank, National Association, as master servicer, backup servicer and securities administrator, Saxon Mortgage Services
               Inc., as servicer, Master Financial, Inc., as servicer, IXIS Real
               Estate Capital Inc. (f/k/a CDC Mortgage Capital Inc.), as
               unaffiliated seller, and Deutsche Bank National Trust Company, as trustee and custodian.

8.1            Opinion of Dewey Ballantine LLP, special tax counsel to the depositor, regarding certain tax matters.